[Graphic Omitted]

-----------------------------------------
COLONIAL SELECT VALUE FUND  ANNUAL REPORT
-----------------------------------------

OCTOBER 31, 1999

Table of Contents

      1     Highlights

      2     Portfolio Managers' Report

      4     Performance Information

      5     Portfolio of Investments

      8     Financial Statements

      10    Notes to Financial Statements

      12    Financial Highlights

-------------------------------
 Not FDIC    May Lose Value
 Insured     No Bank Guarantee
-------------------------------

-------------------
PRESIDENT'S MESSAGE
-------------------

[Photo of Stephen E. Gibson]

Dear Shareholder:

Over the past 12 months, mid-capitalization stocks have been subjected to a significant increase in volatility compared to the overall stock market. Mid-cap stocks, in general, have been "left behind" during the past three years as the market has been dominated by a small group of large-cap and technology stocks. However, in the second quarter of this year, the market broadened to include a wide range of sectors, and both small and mid-cap stocks performed very well for the first time in several years. From the middle of the summer through the end of October, uncertainty over inflation and interest rates gripped both the stock and bond markets, resulting in heightened volatility for equities and lackluster performance across the board.

In this environment, the Fund's performance reflected the market's overall volatility, but it underperformed its benchmark index -- the S&P MidCap 400 Index.

At Liberty, we are sensitive to shareholder concerns about underperformance, but we do not feel it is in your best interest to chase "momentum" trends in a risky attempt at short-term gains. Accordingly, we remain focused on a bottom-up approach, identifying companies with long-term growth potential on an individual basis while keeping significant long-term trends -- such as the growth and commercial impact of the Internet -- in the forefront of our thinking.

In the pages that follow, Fund managers James Haynie and Michael Rega will provide you with more specific information about the Fund's performance and investment strategies. As always, we thank you for choosing Colonial Select Value Fund and for the opportunity to serve your investment needs.

Respectfully,

/s/ Stephen E. Gibson
Stephen E. Gibson
President
December 13, 1999


Because economic and market conditions change frequently, there can be no assurance that the trends described in this report will continue or come to pass.

The Standard & Poor's MidCap 400 Index is an unmanaged index that tracks the performance of mid-capitalization U.S. stocks. Unlike mutual funds, an index does not incur fees or charges. It is not possible to invest in an index.

----------
HIGHLIGHTS
----------

>     LONG-RUNNING STOCK MARKET PERFORMANCE CONTINUED.

      The U.S. stock market continued to show strong returns during the Fund's fiscal year. The S&P 500 Index increased 25.7% during the 12-month period, while the S&P MidCap 400 Index increased 21.1%.

>     SECOND QUARTER BROADENING -- A HIGHLIGHT FOR MID-CAP STOCKS.

      After several years in which the stock market was led by a handful of large-cap growth stocks and select technology companies, the market broadened in the second quarter of 1999 to include small and mid-cap stocks. This broader participation included companies in the basic materials, energy, chemicals and manufacturing sectors.

>     MARKET NARROWED AGAIN IN THE FINAL THREE MONTHS AMID INCREASING
      VOLATILITY.

      During the summer, the Federal Reserve Board (the "Fed") became concerned about the potential effects on inflation of stock prices, a robust economy and low unemployment. The Fed raised short-term interest rates twice during the summer, causing investors to seek the stability of large-cap growth stocks. This increased volatility for the mid-cap market.

>     FUND MIRRORED MID-CAP VOLATILITY DURING PERIOD.

      The Fund's performance reflected the overall volatility of the stock market, which was especially pronounced among mid-cap stocks.

          PERFORMANCE OF A $10,000 INVESTMENT IN S&P MIDCAP 400 INDEX
                               10/31/98 - 10/31/99

                               S&P MidCap 400 Index
                               --------------------
                             10/98           $10,000
                             11/98            10,499
                             12/98            11,767
                             1/99             11,310
                             2/99             10,717
                             3/99             11,017
                             4/99             11,885
                             5/99             11,937
                             6/99             12,575
                             7/99             12,308
                             8/99             11,887
                             9/99             11,520
                            10/99             12,108

NET ASSET VALUE
AS OF 10/31/99

Class A       $21.93
---------------------
Class B       $21.10
---------------------
Class C       $21.59
---------------------
Class Z       $21.96
---------------------

DISTRIBUTIONS DECLARED
PER SHARE FROM

11/1/98 - 10/31/99

Class A        $0.72
-----------------------------------
Class B        $0.72
-----------------------------------
Class C        $0.72
-----------------------------------
Class Z (1/11/99 - 10/31/99)  $0.00
-----------------------------------

ANNUAL REPORT: COLONIAL SELECT VALUE FUND

--------------------------
PORTFOLIO MANAGERS' REPORT
--------------------------

TOP 10 HOLDINGS
AS OF 10/31/99

  1. Xilinx, Inc.               2.0%
------------------------------------
 2. Maxim Integrated
    Products                    1.9%
------------------------------------
 3. Altera Corp.                1.6%
------------------------------------
 4 Linear
   Technology Corp.             1.6%
------------------------------------
 5. Citrix Systems, Inc.        1.4%
------------------------------------
 6. Vitesse
    Semiconductor Corp.         1.3%
------------------------------------
 7. Biogen, Inc.                1.3%
------------------------------------
 8  CNF
    Transportation, Inc.        1.3%
------------------------------------
 9. Teradyne, Inc.              1.2%
------------------------------------
10. Lehman Brothers
    Holdings, Inc.              1.2%
------------------------------------

Holdings are calculated as a
percentage of net assets. Because
the Fund is actively managed, there
can be no guarantee the Fund will
continue to maintain these holdings
in the future.

BOUGHT
------

APPLIED MICRO CIRCUITS
Applied Micro Circuits (0.7% of net
assets) is a highly successful
manufacturer of integrated circuits,
supplying high-profile Internet
builders such as Cisco Systems.
Since it was acquired in February
1999, its stock has appreciated
significantly.


MIXED ENVIRONMENT FOR MID-CAP STOCKS

While the market's leadership was concentrated in a relatively small group of stocks in the first few months -- following the pattern set over the past few years -- this leadership broadened in the second quarter of 1998 to include a much larger group of stocks.

The Fed's rate increases during the summer hurt stock prices because higher borrowing rates can reduce corporate profits. Mid-cap stocks were hit particularly hard, with the S&P MidCap 400 Index dropping over 15% between its mid-summer high and its low in mid-October. Much of the volatility that the market experienced in the second half resulted from investors either reacting to -- or trying to anticipate -- Federal Reserve actions on interest rates.

DOMINANCE OF INTERNET STOCKS OVERSHADOWS FUND PERFORMANCE

During the 12-month period, the Fund had a total return of 12.48%, based on Class A shares without a sales charge. By comparison, the S&P 400 Index had a total return of 21.08% during the same period. The Fund's underperformance of the S&P 400 can be partially explained by the fact that two stocks not held by the Fund -- America Online and Qualcomm -- accounted for nearly one-third of the index's return for the period. The S&P MidCap 400 Index continued to be dominated by high-flying Internet stocks. While we see the obvious growth in the Internet-related and electronic commerce businesses, we still believe that there will be a shakeout among the many "dot-com" companies. We remain convinced that a more prudent way to reap the benefits of the Internet's rapid growth is to invest in companies that support its infrastructure.

FUND BENEFITED FROM TECHNOLOGY, ENERGY AND CONSUMER CYCLICAL STOCKS

During the period, we emphasized holdings in the technology, energy and consumer cyclical sectors as positive developments occurred. In the technology sector, we acquired several holdings in the semiconductor industry, as demand for these products has been rapidly increasing due to the phenomenal growth of the Internet. Stocks in the energy sector have benefited from the economic recovery in Asia and a significant increase in energy prices. Our energy holdings include BJ Services, Inc. (0.4% of net assets), which provides pressure pumping and other oilfield services serving the petroleum industry worldwide.

In the consumer cyclical sector, we purchased Best Buy Company (0.8% of net assets), an electronics retail store that has developed a very successful strategy. For lower-priced products such as VCR's, customers make their own choices and the inventory is made readily available for purchase. This results in low overhead costs associated with these products, allowing Best Buy to be a price leader. For the higher-end products that are much more profitable -- such as digital entertainment centers -- the company provides trained salespeople.

POSITIONING THE FUND TO BENEFIT WITHOUT TAKING ON EXCESSIVE RISK

During the past year, we increased the Fund's technology and energy holdings to take advantage of the positive trends in these sectors and position the Fund for future potential growth. Technology, in particular, has become increasingly important to the U.S. economy, accounting for significant increases in productivity. In recognition of the impact of technology companies on economic growth, the Dow Jones Industrial Average recently added Intel and Microsoft to its index of 30 stocks -- the first time in history that stocks from the Nasdaq exchange were included in the Dow.

Despite our increased weightings in certain sectors, we continue to maintain our long-held strategy of not making major "sector bets" or having too much invested in any one company. As the market's volatility has continued to increase, we have further diversified, increasing our total number of holdings. By spreading the Fund's assets over a larger base of stocks, we believe it will be better positioned to weather market volatility.

OUTLOOK POSITIVE, BUT DEPENDENT ON ECONOMY

We continue to have a positive outlook for mid-cap stocks. Many of the largest capitalization stocks have become overpriced, and investors are beginning to find value and growth potential in the mid-cap arena. Our economic outlook is for continued stable growth in the U.S. economy with low inflation. In such an environment, we believe that mid-cap stocks can be attractive investments for long-term investors.

/s/ James Haynie            /s/ Michael Rega

James Haynie is a senior vice president of Colonial Management Associates (CMA) and senior portfolio manager. Michael Rega, a vice president of CMA, co-manages the Fund.

Investing in medium-sized companies involves certain risks, including price fluctuations caused by economic and business developments.

SECTOR
BREAKDOWNS
                      FUND AS OF       FUND AS OF
                       10/31/99   VS.   10/31/98

Financial                16.2%           17.2%
Consumer Cyclical        15.2%           16.5%
Technology               24.8%           14.9%
Health Care               8.6%           11.6%
Utilities                 8.9%            9.8%

Sector breakdowns are calculated as a percentage of total equity investments. Because the Fund is actively managed, there is no guarantee the Fund will maintain these sector breakdowns in the future.

HELD
----

XILINX, INC.
Xilinx (2.0% of net assets) makes programmable semiconductor chips for a variety of uses. These chips, which can be used in applications ranging from automobiles to computer network routers, can be custom-programmed.

ANNUAL REPORT: COLONIAL SELECT VALUE FUND

-----------------------
PERFORMANCE INFORMATION
-----------------------

PERFORMANCE OF A $10,000
INVESTMENT IN ALL SHARE CLASSES
FROM 10/31/89 - 10/31/99

               WITHOUT      WITH SALES
             SALES CHARGE     CHARGE
--------------------------------------
Class A        $36,960        $34,835
--------------------------------------
Class B         34,983         34,983
--------------------------------------
Class C         36,405         36,405
--------------------------------------
Class Z         37,011          N/A
--------------------------------------

                       PERFORMANCE OF A $10,000 INVESTMENT
                      IN CLASS A SHARES 10/31/89 - 10/31/99

              Without Sales Charge    With Sales Charge     S&P MidCap 400 Index
              --------------------    -----------------     --------------------
10/89               $10,000               $ 9,425               $10,000
10/90                 8,190                 7,719                 8,660
10/91                11,622                10,954                14,155
10/92                12,582                11,859                 15,46
10/93                14,821                13,969                18,788
10/94                15,233                14,357                19,236
10/95                19,565                 18,44                23,315
10/96                23,729                22,364                27,361
10/97                30,441                28,691                36,299
10/98                32,861                30,972                38,735
10/99                36,960                34,835                46,897

The Standard & Poor's MidCap 400 Index is an unmanaged index that tracks the performance of mid-capitalization U.S. stocks. Unlike mutual funds, an index does not incur fees or charges. It is not possible to invest in an index.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/99

Share Class                A                B                C              Z
Inception Date           1949            6/8/92            8/1/97        1/11/99
--------------------------------------------------------------------------------
                  Without    With    Without   With    Without  With     Without
                   Sales     Sales    Sales    Sales    Sales   Sales    Sales
                   Charge    Charge   Charge   Charge   Charge  Charge   Charge
--------------------------------------------------------------------------------
1 year              12.48%    6.01%   11.66%    6.66%   11.71%   10.71%   12.63%
--------------------------------------------------------------------------------
5 years             19.40    17.99    18.49    18.29    19.04    19.04    19.43
--------------------------------------------------------------------------------
10 years            13.97    13.29    13.34    13.34    13.79    13.79    13.98
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/99
--------------------------------------------------------------------------------
Share Class                A                B                C             Z
--------------------------------------------------------------------------------
                  Without    With   Without   With    Without   With    Without
                   Sales     Sales   Sales    Sales    Sales    Sales    Sales
                   Charge    Charge  Charge   Charge   Charge   Charge   Charge
--------------------------------------------------------------------------------
1 year             15.36%    8.73%   14.49%    9.49%   14.50%   13.50%   15.47%
--------------------------------------------------------------------------------
5 years             18.90    17.50    18.01    17.80    18.55    18.55    18.92
--------------------------------------------------------------------------------
10 years            13.16    12.49    12.55    12.55    12.99    12.99    13.17
--------------------------------------------------------------------------------

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% charge for Class A shares and the contingent deferred sales charge (CDSC) maximum charge of 5% for one year and 2% for five years for Class B shares and 1% for one year for Class C shares. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class B, C and Z share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of Class B and Class C shares would have been lower.>

--------------------
INVESTMENT PORTFOLIO
--------------------
October 31, 1999
(In thousands)

COMMON STOCKS - 96.6%                                                        SHARES       VALUE
------------------------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 16.4%
DEPOSITORY INSTITUTIONS - 7.9%
AmSouth Bancorporation                                                         152      $  3,905
Astoria Financial Corp.                                                         50         1,793
Charter One Financial, Inc.                                                    195         4,782
City National Corp.                                                            194         7,510
Community First Bankshares, Inc.                                               163         3,102
Cullen/Frost Bankers, Inc.                                                      69         1,998
First Tennessee National Corp.                                                  77         2,621
Golden State Bancorp Inc.                                                       62         1,286
Greenpoint Financial Corp.                                                     236         6,737
Hibernia Corp.                                                                 127         1,799
North Fork Bancorporation, Inc.                                                282         5,842
Pacific Century Financial Corp.                                                 27           614
Peoples Heritage Financial Group, Inc.                                         171         3,251
Sovereign Bancorp, Inc.                                                        309         2,723
UnionBanCal Corp.                                                              180         7,806
Webster Financial Corp.                                                         85         2,425
                                                                                        --------
                                                                                          58,194
                                                                                        --------
INSURANCE CARRIERS - 4.7%
Allmerica Financial Corp.                                                       66         3,774
Ambac Financial Group, Inc.                                                    126         7,528
American Financial Group, Inc.                                                 130         3,857
Hartford Life, Inc., Class A                                                    72         3,757
Loews Corp.                                                                     12           865
MGIC Investment Corp.                                                           70         4,159
Orion Capital Corp.                                                              5           249
PMI Group, Inc.                                                                 67         3,455
Protective Life Corp.                                                           47         1,686
Trigon Healthcare, Inc.                                                         58         1,643
Wellpoint Health Networks, Inc., Class A                                        62         3,608
                                                                                        --------
                                                                                          34,581
                                                                                        --------
NONDEPOSITORY CREDIT INSTITUTION - 1.4%
Capital One Financial Corp.                                                     57         3,021
Finova Group, Inc.                                                             157         6,927
                                                                                        --------
                                                                                           9,948
                                                                                        --------
SECURITY BROKERS & DEALERS - 2.4%
A.G. Edwards, Inc.                                                              79         2,378
Bear Stearns Cos., Inc.                                                         68         2,909
Lehman Brothers Holdings, Inc.                                                 115         8,459
Paine Webber Group, Inc.                                                        98         3,993
                                                                                        --------
                                                                                          17,739
                                                                                        --------
------------------------------------------------------------------------------------------------
MANUFACTURING - 43.0%
APPAREL - 0.7%
Tommy Hilfiger Corp. (a)                                                       183         5,181
                                                                                        --------
CHEMICALS & ALLIED PRODUCTS - 6.2%
Allergan, Inc.                                                                  59         6,335
Biogen, Inc.                                                                   126         9,347
Chiron Corp.                                                                   260         7,426
Dura Pharmaceuticals, Inc. (a)                                                 133         1,700
Ecolab, Inc.                                                                    41         1,400
Genzyme Corp.                                                                   69         2,632
Goodrich (B.F.) Co.                                                            168         3,968
IMC Global, Inc.                                                                97         1,230
IVAX Corp.                                                                     106         1,860
Lubrizol Corp.                                                                  93         2,391
W.R. Grace & Co.                                                               189         2,823
Watson Pharmaceuticals, Inc. (a)                                               153         4,858
                                                                                        --------
                                                                                          45,970
                                                                                        --------
COMMUNICATIONS EQUIPMENT - 3.5%
ADC Telecommunications, Inc.                                                   117         5,579
Altera Corp.                                                                   249        12,103
Comverse Technology, Inc. (a)                                                   70         7,956
                                                                                        --------
                                                                                          25,638
                                                                                        --------
ELECTRONIC COMPONENTS - 7.5%
Dallas Semiconductor Corp.                                                      34         2,008
Linear Technology Corp.                                                        166        11,610
Maxim Integrated Products, Inc.                                                177        13,972
Sanmina Corp.                                                                   32         2,882
Vitesse Semiconductor Corp.                                                    214         9,799
Xilinx, Inc.                                                                   188        14,781
                                                                                        --------
                                                                                          55,052
                                                                                        --------
ELECTRONIC & ELECTRICAL EQUIPMENT - 2.0%
Applied Micro Circuits Corp.                                                    66         5,097
Intuit, Inc.                                                                   165         4,806
Vishay Intertechnology, Inc.                                                   182         4,435
                                                                                        --------
                                                                                          14,338
                                                                                        --------
FOOD & KINDRED PRODUCTS - 3.0%
Hormel Foods Corp.                                                              69         2,963
IBP, Inc.                                                                       73         1,752
Interstate Bakeries Corp.                                                      227         4,591
McCormick & Co.                                                                 97         3,037
McClatchy Co.                                                                  102         4,003
Pepsi Bottling Group, Inc.                                                     193         3,514
Tyson Foods, Inc.                                                              155         2,364
                                                                                        --------
                                                                                          22,224
                                                                                        --------
FURNITURE & FIXTURES - 2.5%
Furniture Brands International, Inc. (a)                                       312         6,045
Herman Miller, Inc.                                                            301         6,519
Johnson Controls, Inc.                                                          64         3,913
Leggett & Platt, Inc.                                                           88         1,948
                                                                                        --------
                                                                                          18,425
                                                                                        --------
HOUSEHOLD APPLIANCES - 1.3%
Maytag Corp.                                                                   142         5,701
Whirlpool Corp.                                                                 52         3,603
                                                                                        --------
                                                                                           9,304
                                                                                        --------
LUMBER & WOOD PRODUCTS - 0.4%
Georgia Pacific Corp.                                                           73         2,885
                                                                                        --------
MACHINERY & COMPUTER EQUIPMENT - 4.1%
Apple Computer, Inc.                                                            87         6,971
Brunswick Corp.                                                                122         2,765
Diebold, Inc.                                                                  105         2,744
Ingersoll Rand Co.                                                             103         5,366
Lexmark International Group, Inc.                                               67         5,254
Unisys Corp. (a)                                                               228         5,529
York International Corp.                                                        48         1,121
                                                                                        --------
                                                                                          29,750
                                                                                        --------
MEASURING & ANALYZING INSTRUMENTS - 2.3%
Bard (C.R.), Inc.                                                               40         2,158
Biomet, Inc.                                                                   160         4,817
VISX, Inc.                                                                      63         3,916
Waters Corp.                                                                   110         5,844
                                                                                        --------
                                                                                          16,735
                                                                                        --------
PAPER PRODUCTS - 1.1%
Boise Cascade Corp.                                                             83         2,950
Fort James Corp.                                                                60         1,578
Westvaco Corp.                                                                 112         3,337
                                                                                        --------
                                                                                           7,865
                                                                                        --------
PETROLEUM REFINING - 1.7%
Amerada Hess Corp.                                                              47         2,697
Kerr-McGee Corp.                                                                53         2,859
Tosco Corp.                                                                    268         6,784
                                                                                        --------
                                                                                          12,340
                                                                                        --------
PRIMARY METAL - 1.0%
Engelhard Corp.                                                                152         2,670
Mueller Industries, Inc.                                                       148         4,727
                                                                                        --------
                                                                                           7,397
                                                                                        --------
PRINTING & PUBLISHING - 1.7%
New York Times Co., Class A                                                    107         4,287
Times Mirror Co., Class A                                                       54         3,923
Valassis Communications, Inc.                                                   92         3,956
                                                                                        --------
                                                                                          12,166
                                                                                        --------
RUBBER & PLASTIC - 0.9%
Weatherford International, Inc.                                                144         4,878
Wynn's International, Inc.                                                      96         1,492
                                                                                        --------
                                                                                           6,370
                                                                                        --------
STONE, CLAY, GLASS & CONCRETE - 0.8%
Lafarge Corp.                                                                   78         2,316
USG Corp.                                                                       77         3,791
                                                                                        --------
                                                                                           6,107
                                                                                        --------
TEXTILE MILL PRODUCTS - 0.5%
Shaw Industries, Inc.                                                          225         3,473
                                                                                        --------
TRANSPORTATION EQUIPMENT - 1.8%
Harley-Davidson, Inc.                                                           74         4,389
Lear Corp.                                                                      84         2,842
Meritor Automotive, Inc.                                                        61         1,030
Navistar International Corp.                                                   120         5,002
                                                                                        --------
                                                                                          13,263
                                                                                        --------
------------------------------------------------------------------------------------------------
MINING & ENERGY - 4.2%
OIL & GAS EXTRACTION - 2.6%
Falcon Drilling Co., Inc.                                                      244         3,035
Noble Drilling Corp. (a)                                                       156         3,466
RealNetworks, Inc.                                                              48         5,254
Seacor Smit, Inc. (a)                                                           81         3,710
Transocean Offshore, Inc.                                                      139         3,773
                                                                                        --------
                                                                                          19,238
                                                                                        --------
OIL & GAS FIELD SERVICES - 1.6%
BJ Services Co. (a)                                                             92         3,146
Diamond Offshore Drilling, Inc.                                                130         4,127
Petroleum Geo-Services ADR                                                     300         4,388
                                                                                        --------
                                                                                          11,661
                                                                                        --------
RETAIL TRADE - 5.0%
APPAREL & ACCESSORY STORES - 1.9%
Abercrombie & Fitch Co.                                                        141         3,829
Ross Stores, Inc.                                                              321         6,612
TJX Companies, Inc.                                                            130         3,515
                                                                                        --------
                                                                                          13,956
                                                                                        --------
FOOD STORES - 0.6%
Kroger Corp. (a)                                                               205         4,258
                                                                                        --------
GENERAL MERCHANDISE STORES - 1.0%
BJ's Wholesale Club, Inc.                                                       97         2,998
Federated Department Stores, Inc. (a)                                          119         5,076
                                                                                        --------
                                                                                           8,074
                                                                                        --------
HOME FURNISHINGS & EQUIPMENT - 0.8%
Best Buy Co., Inc.                                                             104         5,751
                                                                                        --------
RESTAURANTS - 0.7%
Brinker International, Inc. (a)                                                212         4,942
                                                                                    ------------
------------------------------------------------------------------------------------------------
SERVICES - 12.4%
AMUSEMENT & RECREATION - 0.9%
Harrah's Entertainment, Inc.                                                   134         3,872
Park Place Entertainment Corp.                                                 230         3,019
                                                                                        --------
                                                                                           6,891
                                                                                        --------
AUTO REPAIR, RENTAL & PARKING - 0.5%
Hertz Corp., Class A                                                            87         3,774
                                                                                        --------
BUSINESS SERVICES - 0.9%
Omnicom Group, Inc.                                                             72         6,301
                                                                                        --------
COMPUTER RELATED SERVICES - 3.3%
Convergys Corp.                                                                203         3,967
DST Systems, Inc.                                                               53         3,401
Siebel Systems, Inc.                                                            75         8,236
Teradyne, Inc.                                                                 223         8,570
                                                                                        --------
                                                                                          24,174
                                                                                        --------
COMPUTER SOFTWARE - 4.2%
Citrix Systems, Inc. (a)                                                       157        10,068
Compuware Corp. (a)                                                            267         7,415
Electronic Arts, Inc.                                                           41         3,337
Symantec Corp.                                                                  68         3,228
Veritas Software Corp.                                                          65         6,990
                                                                                        --------
                                                                                          31,038
                                                                                        --------
ENGINEERING, ACCOUNTING, RESEARCH & MANAGEMENT - 1.2%
ACNielsen Corp.                                                                114         2,508
Paychex, Inc.                                                                  152         5,993
                                                                                        --------
                                                                                           8,501
                                                                                        --------
HEALTH SERVICES - 1.4%
Lincare Holdings, Inc. (a)                                                     246         6,924
PacifiCare Health Systems, Inc.                                                 44         1,739
Universal Health Services, Inc., Class B (a)                                    64         1,889
                                                                                        --------
                                                                                          10,552
                                                                                        --------
------------------------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 14.9%
AIR TRANSPORTATION - 0.5%
Comair Holdings, Inc.                                                          152         3,496
                                                                                        --------
BROADCASTING - 1.1%
Univision Communications, Inc., Class A                                         92         7,843
                                                                                        --------
COMMUNICATIONS - 1.1%
Inco Ltd.                                                                      134         2,709
Telephone and Data Systems, Inc.                                                48         5,532
                                                                                        --------
                                                                                           8,241
                                                                                        --------
ELECTRIC, GAS & SANITARY SERVICES - 1.2%
Calpine Corp.                                                                   51         2,945
Conectiv, Inc.                                                                 146         2,837
Sempra Energy                                                                  163         3,331
                                                                                        --------
                                                                                           9,113
                                                                                        --------
ELECTRIC SERVICES - 5.9%
Allegheny Energy, Inc.                                                         133         4,231
Citizens Utilities Co.                                                         (b)           (b)
Dominion Resources, Inc.                                                       130         6,256
Energy East Corp.                                                              225         5,643
Florida Progress Corp.                                                          80         3,679
GPU, Inc.                                                                       87         2,963
MidAmerican Energy Co.                                                         177         5,962
Peco Energy Co.                                                                 77         2,956
Potomac Electric Power Co.                                                     140         3,833
Puget Sound Power & Light Co.                                                   68         1,504
Unicom Corp.                                                                    82         3,134
Utilicorp United, Inc.                                                         162         3,497
                                                                                        --------
                                                                                          43,658
                                                                                        --------
GAS SERVICES - 1.3%
Columbia Energy Group                                                           63         4,095
El Paso Energy Corp.                                                            85         3,465
Kinder Morgan Energy Partners, L.P.                                             41         1,737
                                                                                        --------
                                                                                           9,297
                                                                                        --------
MOTOR FREIGHT & WAREHOUSING - 1.5%
CNF Transportation                                                             283         9,347
USFreightways Corp.                                                             43         1,966
                                                                                        --------
                                                                                          11,313
                                                                                        --------
SANITARY SERVICES - 0.1%
Piedmont Natural Gas Co.                                                        33         1,053
                                                                                        --------
TELECOMMUNICATION - 2.2%
Century Telephone Enterprises, Inc.                                            147         5,950
Chris-Craft Industries, Inc.                                                    50         3,481
Cincinnati Bell, Inc.                                                          213         4,423
Electronics for Imaging, Inc.                                                   52         2,092
                                                                                        --------
                                                                                          15,946
                                                                                        --------
------------------------------------------------------------------------------------------------
WHOLESALE TRADE - 0.7%
DURABLE GOODS - 0.5%
Patterson Dental Co. (a)                                                        86         3,891
Ultramed, Inc. (c)                                                             450           (b)
                                                                                        --------
                                                                                           3,891
                                                                                        --------
NONDURABLE GOODS - 0.2%
AmeriSource Health Corp., Class A (a)                                           39           591
Supervalu, Inc.                                                                 29           606
                                                                                        --------
                                                                                           1,197
                                                                                        --------
TOTAL COMMON STOCKS (cost of $588,060)                                                   709,104
                                                                                        --------

PREFERRED STOCKS - 0.2%
------------------------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
GAS & SANITARY SERVICES - 0.2%
ELECTRIC SERVICES
Avista Corp., $1.24, Series L, (cost of $2,093)                                 85      $  1,482
                                                                                        --------

WARRANTS - 0.0%
------------------------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 0.0%
DEPOSITORY INSTITUTIONS
Golden State Bancorp, Inc. (cost of $0)                                        155           155
                                                                                        --------
TOTAL INVESTMENTS (cost of $590,153)(d)                                                  710,741
                                                                                        --------

SHORT-TERM OBLIGATIONS - 3.2%                                               PAR
------------------------------------------------------------------------------------------------
Repurchase agreement with Lehman Brothers, Inc., dated 10/29/99, due
  11/01/99 at 5.220% collateralized by U.S. Treasury bonds and/or notes with various maturities to 2009, market value $24,240
  (repurchase proceeds $23,659)                                            $23,649        23,649
                                                                                        --------

OTHER ASSETS & LIABILITIES, NET - (0.0)%                                                    (137)
------------------------------------------------------------------------------------------------
NET ASSETS - 100%                                                                       $734,253
                                                                                        ========

NOTES TO INVESTMENT PORTFOLIO:
------------------------------------------------------------------------------------------------
(a) Non-income producing.
(b) Rounds to less than one.
(c) Ultramed, Inc. is a restricted security which was acquired on August 14, 1987 at a cost of
    $450. The fair value is determined under the direction of the Trustees. This security represents 0.0% of the Fund's net assets at October 31, 1999.
(d) Cost for federal income tax purposes is $590,239.

            Acronym                              Name
            -------                              ----
              ADR                     American Depositary Receipt

See notes to financial statements.

-----------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------
October 31, 1999
(In thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $590,153)                                               $710,741
Short-term obligations                                                               23,649
                                                                                    -------
                                                                                    734,390
Receivable for:
  Investments sold                                                                    1,065
  Fund shares sold                                                                      514
  Dividends                                                                             386
  Interest                                                                               10
  Foreign tax reclaims                                                                    4
Other                                                                                    10
                                                                                    -------
                                                                                      1,989
                                                                                    -------
  Total assets                                                                      736,379
LIABILITIES
Payable for:
  Fund shares repurchased                                                             1,409
Accrued:
  Management fee                                                                        414
  Transfer agent fee                                                                    139
  Bookkeeping fee                                                                        21
  Distribution fee - Class C                                                             14
  Deferred Trustees fees                                                                  8
Other                                                                                   121
                                                                                    -------
  Total liabilities                                                                   2,126
                                                                                    -------
Net Assets                                                                         $734,253
                                                                                   ========
Net asset value and redemption price per share -- Class A ($398,255/18,156)        $  21.93(a)
                                                                                   --------
Maximum offering price per share -- Class A ($21.93/0.9425)                        $  23.27(b)
                                                                                   --------
Net asset value and offering price per share --
  Class B ($313,791/14,869)                                                        $  21.10(a)
                                                                                   --------
Net asset value and offering price per share --
  Class C ($21,533/997)                                                            $  21.59(a)
                                                                                   --------
Net asset value, offering and redemption price per share -- Class Z ($674/31)      $  21.96
                                                                                   --------

COMPOSITION OF NET ASSETS
Capital paid in                                                                    $537,072
Undistributed net investment income                                                      61
Accumulated net realized gain                                                        76,532
Net unrealized appreciation                                                         120,588
                                                                                   --------
                                                                                   $734,253
                                                                                   ========

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

-----------------------
STATEMENT OF OPERATIONS
-----------------------
For the Year Ended October 31, 1999
(In thousands)

INVESTMENT INCOME
Dividends                                                              $  7,345
Interest                                                                  1,478
                                                                       --------
                                                                          8,823
EXPENSES
Management fee                                                            5,245
Service fee - Class A, Class B, Class C                                   1,825
Distribution fee - Class B                                                2,433
Distribution fee - Class C                                                  141
Transfer agent fee                                                        2,200
Bookkeeping fee                                                             272
Trustees fee                                                                 38
Custodian fee                                                                 3
Audit fee                                                                    55
Legal fee                                                                    19
Registration fee                                                            118
Reports to shareholders                                                      30
Other                                                                       122
                                                                       --------
                                                                         12,501
                                                                       --------
Net Investment Loss                                                      (3,678)
                                                                       --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
PORTFOLIO POSITIONS
Net Realized Gain                                                        97,073
Net Change in Unrealized Appreciation/Depreciation                      (10,041)
                                                                       --------
Net Gain                                                                 87,032
                                                                       --------
INCREASE IN NET ASSETS FROM OPERATIONS                                 $ 83,354
                                                                       --------

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------
(In thousands)
                                                              YEARS ENDED OCTOBER 31
                                                              -----------------------
INCREASE (DECREASE) IN NET ASSETS                              1999(a)          1998
-------------------------------------------------------------------------------------
OPERATIONS
Net investment loss                                           $ (3,678)      $ (3,326)
Net realized gain                                               97,073         33,364
Net change in unrealized appreciation/depreciation             (10,041)         1,599
                                                              --------       --------
    Net Increase from Operations                                83,354         31,637
DISTRIBUTIONS
From net realized gains -- Class A                             (13,413)       (30,679)
From net realized gains -- Class B                             (11,056)       (17,924)
From net realized gains -- Class C                                (496)           (65)
                                                              --------       --------
                                                                58,389        (17,031)
                                                              --------       --------
FUND SHARE TRANSACTIONS
Receipts for shares sold -- Class A                             92,281        103,672
Value of distributions reinvested -- Class A                    12,199         27,547
Cost of shares repurchased -- Class A                         (113,020)       (93,196)
                                                              --------       --------
                                                                (8,540)        38,023
                                                              --------       --------
Receipts for shares sold -- Class B                             99,336        167,327
Value of distributions reinvested -- Class B                    10,448         16,794
Cost of shares repurchased -- Class B                         (114,510)       (70,526)
                                                              --------       --------
                                                                (4,726)       113,595
                                                              --------       --------
Receipts for shares sold -- Class C                             14,671         14,450
Value of distributions reinvested -- Class C                       473             64
Cost of shares repurchased -- Class C                           (7,305)        (1,663)
                                                              --------       --------
                                                                 7,839         12,851
                                                              --------       --------
Receipts for shares sold -- Class Z                                656           --
Cost of shares repurchased -- Class Z                               (1)          --
                                                              --------       --------
                                                                   655           --
                                                              --------       --------
    Net Increase (Decrease) from Fund Share Transactions        (4,772)       164,469
                                                              --------       --------
    Total Increase                                              53,617        147,438
NET ASSETS
Beginning of period                                            680,636        533,198
                                                              --------       --------
End of period (including undistributed and net of
overdistributed net investment income of
$61 and $39, respectively)                                    $734,253       $680,636
                                                              ========       ========
NUMBER OF FUND SHARES
Sold -- Class A                                                  4,303          4,899
Issued for distributions reinvested -- Class A                     584          1,391
Repurchased -- Class A                                          (5,231)        (4,457)
                                                              --------       --------
                                                                  (344)         1,833
                                                              --------       --------
Sold -- Class B                                                  4,799          8,109
Issued for distributions reinvested -- Class B                     517            868
Repurchased -- Class B                                          (5,522)        (3,501)
                                                              --------       --------
                                                                  (206)         5,476
                                                              --------       --------
Sold -- Class C                                                    693            677
Issued for distributions reinvested -- Class C                      22              3
Repurchased -- Class C                                            (344)           (81)
                                                              --------       --------
                                                                   371            599
                                                              --------       --------
Sold -- Class Z                                                     31           --
Repurchased -- Class Z                                             (b)           --
                                                              --------       --------
                                                                    31           --
                                                              --------       --------

(a) Class Z shares were initially offered on January 11, 1999.
(b) Rounds to less than one.

See notes to financial statements.

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------
October 31, 1999

NOTE 1. ACCOUNTING POLICIES
ORGANIZATION
Colonial Select Value Fund (the Fund), a series of Liberty Funds Trust III, formerly Colonial Trust III, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-ended management investment company. The Fund's investment objective is to seek long-term growth by investing primarily in middle capitalization equities. The Fund may issue an unlimited number of shares. The Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Class A shares are sold with a front-end sales charge and a 1.00% contingent deferred sales charge is assessed on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Effective January 11, 1999, the Fund began offering Class Z shares which are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS
Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND
FINANCIAL HIGHLIGHTS
All income, expenses (other than the Class A, Class B and Class C service fees and the Class B and Class C distribution fees), realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data is calculated using the average shares outstanding during the period. In addition, Class A, Class B and Class C net investment income per share data reflects the service fee per share applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

Class A, Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES
Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS
Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income, and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FORWARD CURRENCY CONTRACTS
The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily resulting in unrealized gains (losses) which become realized at the time the foreign currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER
Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received. Interest income is recorded on the accrual basis.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
MANAGEMENT FEE
Colonial Management Associates, Inc. (the Advisor) is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.70% annually of the Fund's average net assets.

BOOKKEEPING FEE
The Advisor provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT FEE
Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.236% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES
Liberty Funds Distributor, Inc. (the Distributor), a subsidiary of the Advisor, is the Fund's principal underwriter. For the year ended October 31, 1999 the Fund has been advised that the Distributor retained net underwriting discounts of $101,853 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $4,158, $1,102,375 and $78,312 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class C shares. The plan also requires the payment of a service fee to the Distributor as follows:

     VALUE OF SHARES OUTSTANDING ON THE
    20TH OF EACH MONTH WHICH WERE ISSUED        ANNUAL FEE RATE
    ------------------------------------        ---------------
           Prior to April 1, 1989                    0.15%
         On or after April 1, 1989                   0.25%

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER
The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION
INVESTMENT ACTIVITY
During the year ended October 31, 1999, purchases and sales of investments, other than short-term obligations, were $487,766,143 and $474,860,355, respectively.

Unrealized appreciation (depreciation) at October 31, 1999, based on cost of investments for federal income tax purposes was:

    Gross unrealized appreciation         $156,748,156
    Gross unrealized depreciation          (36,246,406)
                                          ------------
    Net unrealized appreciation           $120,501,750
                                          ============

OTHER
There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. LINE OF CREDIT
The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended October 31, 1999.

NOTE 5. OTHER RELATED PARTY TRANSACTIONS
During the year ended October 31, 1999, the Fund used Alphatrade, a wholly owned subsidiary of Colonial Management Associates, Inc., as a broker. Total commissions paid to Alphatrade during the year were $255,421.

--------------------
FINANCIAL HIGHLIGHTS
--------------------
Selected data for a share of each class outstanding
throughout each period are as follows:

                                                              YEAR ENDED OCTOBER 31, 1999
                                               ------------------------------------------------------------
                                               CLASS A          CLASS B          CLASS C         CLASS Z(a)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $ 20.170         $ 19.570         $ 20.000        $ 21.970
                                              --------         --------         --------        --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (b)                (0.031)          (0.187)          (0.191)          0.017
Net realized and unrealized gain (loss)          2.511            2.437            2.501          (0.027)(c)
                                              --------         --------         --------        --------
    Total from Investment Operations             2.480            2.250            2.310          (0.010)
                                              --------         --------         --------        --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net realized gains                         (0.720)          (0.720)          (0.720)           --
                                              --------         --------         --------        --------
NET ASSET VALUE, END OF PERIOD                $ 21.930         $ 21.100         $ 21.590        $ 21.960
                                              --------         --------         --------        --------
Total return (d)                                12.48%           11.66%           11.71%       (0.05)%(e)
                                              --------         --------         --------        --------
RATIOS TO AVERAGE NET ASSETS
Expenses (f)                                     1.32%            2.07%            2.07%           1.00%(g)
Net investment income (loss) (f)               (0.14)%          (0.89)%          (0.89)%           0.10%(g)
Portfolio turnover                                 67%              67%              67%             67%
Net assets at end of period (000)             $398,255         $313,791         $ 21,533        $    674

(a) Class Z shares were initially offered on January 11, 1999. Per share amounts reflect activity from that date.
(b) Per share data was calculated using the average shares outstanding during the period.
(c) The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchase of Fund shares in relation to fluctuating market values of the investments of the Fund.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(g) Annualized.

---------------------------------------------------------------------------------------------------------
Federal Income Tax Information (unaudited)

82% of the ordinary income distribution distributed by the Fund in the year ended October 31, 1999 qualifies for the corporate dividends received deduction.

For the fiscal year ended October 31, 1999 the Fund earned $92,089,216 of long term capital gains.
---------------------------------------------------------------------------------------------------------

                                                                                   YEAR ENDED OCTOBER 31,
                                                       ----------------------------------------------------------------------------
                                                                      1998                                   1997
                                                       ---------------------------------      -------------------------------------
                                                       CLASS A      CLASS B      CLASS C      CLASS A      CLASS B      CLASS C(a)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $20.430      $20.020      $20.410      $18.040      $17.840      $19.860
                                                       -------      -------      -------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)                                 (0.047)      (0.199)      (0.201)      (0.002)      (0.135)      (0.053)
Net realized and unrealized gain                         1.637        1.599        1.641        4.575        4.498        0.603(c)
                                                       -------      -------      -------      -------      -------      -------
    Total from Investment Operations                     1.590        1.400        1.440        4.573        4.363        0.550
                                                       -------      -------      -------      -------      -------      -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net realized gains                                 (1.850)      (1.850)      (1.850)      (2.183)      (2.183)          --
                                                       -------      -------      -------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD                         $20.170      $19.570      $20.000      $20.430      $20.020      $20.410
                                                       -------      -------      -------      -------      -------      -------
Total return (d)                                         7.95%        7.10%        7.17%       28.29%       27.33%        2.77%(e)
                                                       -------      -------      -------      -------      -------      -------
RATIOS TO AVERAGE NET ASSETS
Expenses (f)                                             1.32%        2.07%        2.07%        1.03%        1.78%        1.81%(g)
Net investment loss (f)                                (0.23)%      (0.98)%      (0.98)%      (0.01)%      (0.76)%      (1.05)%(g)
Portfolio turnover                                         32%          32%          32%          63%          63%          63%
Net assets at end of period (000)                     $373,092     $295,025      $12,519     $340,479     $192,161      $   558

(a) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.
(b) Per share data was calculated using the average shares outstanding during the period.
(c) The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchase of Fund shares in relation to fluctuating market values of the investments of the Fund.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(g) Annualized.

--------------------
FINANCIAL HIGHLIGHTS
--------------------

                                                                 YEAR ENDED OCTOBER 31,
                                              ----------------------------------------------------------
                                                         1996                              1995
                                              -------------------------         ------------------------
                                               CLASS A          CLASS B          CLASS A         CLASS B
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $ 16.140         $ 16.040         $ 14.020        $ 13.940
                                              --------         --------         --------        --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (a)                 0.043           (0.081)           0.174           0.065
Net realized and unrealized gain                 3.162            3.129            3.326           3.317
                                              --------         --------         --------        --------
    Total from Investment Operations             3.205            3.048            3.500           3.382
                                              --------         --------         --------        --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                      (0.042)          (0.005)          (0.165)         (0.067)
In excess of net investment income              (0.023)          (0.003)            --              --
From net realized gains                         (1.240)          (1.240)          (1.215)         (1.215)
                                              --------         --------         --------        --------
    Total Distributions Declared to
      Shareholders                              (1.305)          (1.248)          (1.380)         (1.282)
                                              --------         --------         --------        --------
NET ASSET VALUE, END OF PERIOD                $ 18.040         $ 17.840         $ 16.140        $ 16.040
                                              --------         --------         --------        --------
Total return (b)                                21.28%           20.31%           28.44%          27.50%
                                              --------         --------         --------        --------
RATIOS TO AVERAGE NET ASSETS
Expenses (c)                                     1.17%            1.92%            1.12%           1.90%
Net investment income (loss) (c)                 0.25%          (0.50)%            1.24%           0.46%
Portfolio turnover                                100%             100%              92%             92%
Net assets at end of period (000)             $255,911         $128,283         $194,393        $ 75,283

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) The benefits derived from custody credits and directed brokerage arrangements had no impact.

---------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------

TO THE TRUSTEES OF LIBERTY FUNDS TRUST III
AND THE SHAREHOLDERS OF COLONIAL SELECT VALUE FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Select Value Fund (the "Fund") (a series of Liberty Funds Trust III, formerly Colonial Trust III), at October 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at October 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 13, 1999

--------------------                      --------------------------
SHAREHOLDER SERVICES                      SHAREHOLDER COMMUNICATIONS
--------------------                      --------------------------

TO MAKE INVESTING                         TO KEEP YOU INFORMED

Your Fund has one of the most             To make recordkeeping easy and keep
extensive selections of shareholder       you up-to-date on the performance
services available. Your financial        of your investments, you can expect
advisor can help you arrange for          to receive the following information
any of these services, or you can         about your account:
call Colonial Investors Service
Center directly at 1-800-345-6611.        TRANSACTION CONFIRMATIONS: Each
                                          time you make a purchase, sale or
AFFORDABLE ADDITIONAL INVESTMENTS:        exchange, you receive a
Add to your account with as little        confirmation statement within just
as $50 on most funds; $25 for an          a few days.
IRA account.
                                          QUARTERLY STATEMENTS: Every three
FREE EXCHANGES1: Exchange all or          months, if any transactions are
part of your account into the same        made that affect your share
share class of another fund               balance, this statement reports on
distributed by Liberty Financial          your account activity during the
Investments, Inc. by phone or mail.       quarter (including any reinvestment
                                          of dividends). This statement also
EASY ACCESS TO YOUR MONEY1: Make          provides year-to-date information.
withdrawals from your account by
phone, by mail or, for certain            LIBERTY FINANCIAL INVESTMENTS
funds, by check.                          INVESTOR OPPORTUNITIES: Mailed with
                                          your quarterly account statements,
ONE-YEAR REINSTATEMENT PRIVILEGE:         this newsletter highlights timely
If you need access to your money,         investment strategies, portfolio
but then choose to return it within       manager commentary and shareholder
one year, you can reinvest in any         service updates.
fund distributed by Liberty
Financial Investments of the same         TAX FORMS AND YEAR-END TAX GUIDE:
share class without any penalty or        Easy-to-use forms and timely
sales charge.                             information are designed to make
                                          tax reporting simpler. (Usually
FUNDAMATIC: Make periodic                 mailed in January.)
investments as low as $50 from your
checking account to your Fund             AVERAGE COST BASIS STATEMENTS: If
account.                                  you sold or exchanged shares during
                                          the year, this statement may help
SYSTEMATIC WITHDRAWAL PLAN (SWP):         you calculate your gain/loss for
Receive monthly, quarterly or             tax purposes. (Usually mailed in
semiannual payments via check or          February.)
bank transmission. There is a
$5,000 account value required, but
no minimum for the payment amount.
The maximum annual withdrawal is
12% of account balance at time SWP
is established. SWPs by check are
processed on the 10th calendar day
of each month unless the 10th falls
on a non-business day or the first
business day of the week. If this
occurs, the processing date will be
the previous business day. Dividends
and capital gains must be reinvested.

AUTOMATED DOLLAR COST AVERAGING:
Transfer money on a monthly basis
from any fund with a balance of
$5,000 into the same share class of
up to four other funds distributed
by Liberty Financial Investments.
Minimum for each transfer is $100.

RETIREMENT PLANS: Choose from a
broad range of retirement plans,
including IRAs

1 Redemptions and exchanges are
made at the next determined net
asset value after the request is
received by the Transfer Agent.
Proceeds may be more or less than
your original cost. The exchange
privilege may be terminated at any
time. Exchanges are not available
on all funds. Investors who
purchase Class B or C shares, or $1
million or more of Class A shares,
may be subject to a contingent
deferred sales charge.

--------------------                      ------------
YOUR FUND'S TRUSTEES                      EQUITY FUNDS
--------------------                      ------------

PROTECTING YOUR INTERESTS AS A            TERMS TO KNOW
SHAREHOLDER

As you know, a mutual fund, like          NET ASSET VALUE (NAV): The dollar
yours is owned by thousands of            value of one share of a mutual
shareholders. Because shareholders        fund. This figure is calculated by
themselves cannot manage the              taking a fund's total assets --
day-to-day operations of a fund,          securities, cash and any accrued
each fund has a board of directors        earnings -- deducting liabilities,
or trustees to ensure that its            and dividing by the number of
investment policies and objectives        shares outstanding.
are carried out.
                                          DIVIDENDS: Payments to mutual fund
MANAGEMENT OF YOUR FUND'S BUSINESS        shareholders of income, interest
AFFAIRS                                   and/or short-term capital gains
                                          (gains on securities held one year
The trustees of a mutual fund, just       or less) earned on the fund's
like the trustees of other types of       investments after deducting
companies, have overall                   operating expenses.
responsibility for the management
of the fund's business affairs.           CAPITAL GAINS: Payments to mutual
They must continually review and          fund shareholders of profits
supervise the fund's operation:           (long-term gains) realized on the
including evaluating the                  sale of the fund's investments.
performance of its portfolio and          Usually paid once a year.
the services provided by the
investment advisor and other              PRICE/EARNINGS (P/E) RATIO: Current
parties. And, under state law,            market price of a stock divided by
trustees must perform these               its earnings per share. The P/E
responsibilities with the care            ratio gives investors an idea of
expected of a "prudent person." In        how much they are paying for a
other words, trustees must exercise       company's earning power. This
the care that a reasonably prudent        figure is a useful tool for
person would take with his or her         evaluating the costs of different
own business. Trustees must also          stocks.
use due care, exercise independent
judgment and protect your interests       GLOBAL VERSUS INTERNATIONAL STOCK
as a shareholder.                         FUNDS: Global stock funds seek
                                          growth in the value of their
UNDIVIDED LOYALTY                         portfolio by investing in
                                          securities traded worldwide,
In addition to duties dictated by         including the United States.
state law, certain responsibilities       International stock funds, on the
for trustees are spelled out by           other hand, seek to achieve the
federal law -- specifically the           same objective, but do so by
Investment Advisors Company Act of        investing in equity securities of
1940 (1940 Act), which regulates          companies located outside the U.S.
the activities of investment              An international stock fund must
advisors to mutual funds. The 1940        keep a minimum of two-thirds of its
Act requires that no more than 60%        portfolio invested outside the U.S.
of the trustees may be affiliated         at all times.
with the fund -- they must be
independent persons. This means           CYCLICAL STOCKS: Stocks of
that neither the trustees nor             companies whose performance moves
members of their immediate families       from strong to weak along with
can have a significant relationship       economic cycles. Paper, chemical
with the fund, its investment             and retail, for example.
advisor or principal underwriter.
This is to ensure that trustees           CONSUMER DURABLES: Industries that
have no conflicting interests, and        produce products that tend to be in
that the fund's affairs are not           greater demand when the economy is
compromised by other loyalties.           strong and interest rates are low.
                                          Generally manufacturers of
Simply put, a mutual fund's               large-ticket items, such as
trustees serve as watchdogs for the       automobile and appliance
fund's affairs. Trustees provide a        manufacturers, for example.
check on the advisor and other
persons closely affiliated with the       CONSUMER NON-DURABLES: Industries
fund. They watch out for the              that produce products that tend to
business interests of the fund, as        be in demand no matter what the
well as the interests of you, the         economic cycle. Health care
shareholder.                              products and pharmaceuticals, for
                                          example.
AVERAGE ANNUAL TOTAL RETURN: The
hypothetical rate of return for a         CAPITALIZATION: The total market
mutual fund that is calculated by         value of a company's stock.>
taking a fund's year-by-year return
and dividing it by the number of
years in the period you are
measuring. The result -- an average
measure of performance -- including
reinvestment of all earnings.

Trustees & Transfer Agent

--------------------------------------------------------------------------------

ROBERT J. BIRNBAUM                      WILLIAM E. MAYER
Consultant (formerly Special            Partner, Development Capital, LLC
Counsel, Dechert, Price & Rhoads;       (formerly Dean, College of Business
President and Chief Operating           and Management, University of
Officer, New York Stock Exchange,       Maryland; Dean, Simon Graduate
Inc.; President, American Stock         School of Business, University of
Exchange Inc.)                          Rochester; Chairman and Chief
                                        Executive Officer, CS First Boston
TOM BLEASDALE                           Merchant Bank; and President and
Retired (formerly Chairman of the       Chief Executive Officer, The First
Board and Chief Executive Officer,      Boston Corporation)
Shore Bank & Trust Company)
                                        JAMES L. MOODY, JR.
JOHN V. CARBERRY                        Retired (formerly Chairman of the
Senior Vice President of Liberty        Board, Chief Executive Officer and
Financial Companies, Inc. (formerly     Director Hannaford Bros. Co.)
Managing Director, Salomon
Brothers)                               JOHN J. NEUHAUSER
                                        Academic Vice President and Dean of
LORA S. COLLINS                         Faculties, Boston College (former
Attorney (formerly Attorney,            Dean, Boston College School of
Kramer, Levin, Naftalis & Frankel)      Management)

JAMES E. GRINNELL                       THOMAS E. STITZEL
Private Investor (formerly Senior       Professor of Finance, College of
Vice President-Operations, The          Business, Boise State University;
Rockport Company)                       Business Consultant and Author

RICHARD W. LOWRY                        ROBERT L. SULLIVAN
Private Investor (formerly Chairman     Retired Partner, KPMG LLP (formerly
and Chief Executive Officer, U.S.       Management Consultant, Saatchi and
Plywood Corporation)                    Saatchi Consulting Ltd. and
                                        Principal and International
SALVATORE MACERA                        Practice Director, Management
Private Investor (formerly              Consulting, Peat Marwick Main &
Executive Vice President of Itek        Co.)
Corp. and President of Itek Optical
& Electronic Industries, Inc.)          ANNE-LEE VERVILLE
                                        Consultant (formerly General
                                        Manager, Global Education Industry,
                                        and President, Applications
                                        Solutions Division, IBM
                                        Corporation)

--------------------------------------------------------------------------------

IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Colonial Select Value Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

The Funds mail one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Select Value Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Funds and with the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.

Liberty offers the independent thinking and collective strength of six financial specialists. Our distinguished product line helps financial advisors and their clients build diversified investment portfolios for long-term financial goals.

--------------------------------------------------------------------------------
L I B E R T Y
---------------
      F U N D S
--------------------------------------------------------------------------------

ALL-STAR     Institutional money management approach for individual investors.

COLONIAL     Fixed-income and value style equity investing.

CRABBE
HUSON        A contrarian approach to fixed-income and equity investing.

NEWPORT      A leader in international investing.

STEIN ROE    Growth style equity investing.
ADVISOR

[graphic omitted]
KEYPORT      A leading provider of innovative annuity products.

Liberty's mutual funds are offered by prospectus through Liberty Funds Distributor, Inc.

BEFORE YOU INVEST, CONSULT YOUR FINANCIAL ADVISOR.

Your financial advisor can help you develop a long-term plan for reaching your financial goals.

------------------------------------------
COLONIAL SELECT VALUE FUND   ANNUAL REPORT
------------------------------------------
                                                                ---------------
                                                                   BULK RATE
                                                                 U.S. POSTAGE
                                                                     PAID
[Graphic                                                         HOLLISTON, MA
 Omitted]  L I B E R T Y                                         PERMIT NO. 20
           -----------------                                    ---------------
                   F U N D S

ALL-STAR o COLONIAL o CRABBE HUSON o NEWPORT o STEIN ROE ADVISOR

           Liberty Funds Distributor, Inc. (C)1999
           One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
           www.libertyfunds.com


                                                 SV-02/077I-1099 (12/99) 99/1526